Sun Bancorp, Inc.

Financials as of June 30, 2015

Thomas M. O'Brien
President & CEO

Thomas R. Brugger
CFO

KBW Community Bank Investor Conference

July 29, 2015

Sun Bancorp, Inc.

NASDAQ: SNBC

Caution Regarding Forward-Looking Information

Sun Bancorp, Inc.

This presentation may contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which may be identified by the use of such words as "allow," "anticipate," "believe," "continues," "could," "estimate," "expect," "intend," "may," "opportunity," "outlook," "plan," "potential," "predict," "project," "reflects," "should," "typically," "usually," "view," "will," "would," and similar terms and phrases, including references to assumptions. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of Sun Bancorp, Inc. (the "Company") and its wholly-owned subsidiary Sun National Bank (the "Bank"), the banking industry, the economy in general, expectations of the business environment in which the Company operates, projections of future performance and other statements contained herein that are not historical facts. These remarks are based upon current management expectations, and may, therefore, involve risks and uncertainties that cannot be predicted or quantified and are beyond the Company's control and are subject to a variety of uncertainties that could cause future results to vary materially from the Company's historical performance, or from current expectations. Factors that could cause actual results to differ from those expressed or implied by such forward-looking statements include , but are not limited to: (i) the ability of the Bank to comply with its written agreement with the Office of the Comptroller of the Currency (the "OCC") or the individual minimum capital ratio for the Bank established by the OCC; (ii) the Company's ability to attract and retain key management and staff; (iii) the ability to complete any or all of the transactions contemplated in the Company's comprehensive strategic restructuring plan on the terms currently contemplated; (iv) local, regional and national economic conditions and events and the impact they may have on the Company and its customers; (v) the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs; (vi) the overall quality of the composition of the Company's loan and securities portfolios; (vii) inflation, interest rate, securities market and monetary fluctuations;(viii) legislative and regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and impending regulations, changes in banking, securities and tax laws and regulations and their application by regulators and changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; (ix) the effects of, and changes in, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (x) other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services and the other risks detailed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the fiscal year ended December 31, 2014, the Company's Form 10-Q for the quarter ended March 31, 2015 and in other filings made pursuant to the Securities Exchange Act of 1934, as amended.

Caution Regarding Forward-Looking Information

No undue reliance should be placed on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any such forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

This presentation contains financial information calculated by methods other than in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in their analysis of the Company's performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. Management uses these measures to evaluate the underlying performance and efficiency of operations. Management believes these measures reflect core trends of the business. Tangible equity, tangible book value per share, deferred tax asset per share and efficiency ratios are non-GAAP measures. A reconciliation of these adjusted non-GAAP measures to the most directly comparable GAAP measures is included as an appendix to this presentation. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

References to peer group in this presentation include the following banks : S&T Bancorp (STBA), Metro Bancorp (METR), Peapack Gladstone (PGC), Sandy Spring Bancorp (SASR), Univest Corporation (UVSP), Lakeland Bancorp (LBAI), Tompkins Financial (TMP), Financial Institutions (FISI), Cape Bancorp (CBNJ), OceanFirst Financial Corporation (OCFC), Northfield Bancorp (NFBK), First of Long Island Corporation (FLIC), Bridge Bancorp (BDGE), Suffolk Bancorp (SUBK) and First Commonwealth Financial (FCF).

Executive Summary

- Executing final pieces of major restructuring : Took comprehensive aggressive action to improve profitability and to reduce operating expenses, risk and business complexity
- New management and strategic direction in 2014
- Significantly improved balance sheet with solid asset quality metrics
- Quarterly operating expenses since 2013 reduced by 43% to $18.4 million while the headcount fell by 262 or 38% since year end 2013
- Solid capital with excess liquidity available to deploy
- New strategy : Focus on doing a few things well
  - C&I, Commercial Real Estate and Multifamily lending
  - Retail and Commercial relationship oriented deposit gathering
  - Loan growth has resumed
- Net deferred tax asset recovery potential is $131.2 million or 61% of tangible book value

Selected Financial Data & Projections

Dollars in millions

	ACTUAL				Post Restructuring Estimate
	2010 Year	2012 Year	2014 Year	Q2 2015	
Branches	57	53	47	41	31
Assets	$3,418	$3,224	$2,715	$2,379	$2,250 to $2,450
Loans	$2,535	$2,397	$1,491	$1,565	$1,500 to $1,700
Deposits	$2,940	$2,713	$2,275	$1,911	$1,800 to $2,000
Classified Assets	$359	$168	$28	$11	< $20
Non-Performing Loans	$174	$96	$15	$6	~ $10
Allowance for Loan Losses	$82	$46	$23	$20	
Net Charge-Offs	$80	$53	$27	-$1	
Net Interest Margin	3.50%	3.43%	2.92%	2.79%	3.10% to 3.20%
Net Interest Income	$111	$98	$78	$15	$16 to $17 / quarter
Provision for Loan Losses	$102	$57	$15	-$1	
Non-Interest Income	$16	$29	$18	$5	$3 to $4 / quarter
Non-Interest Expense	$201	$120	$109	$18	$18 to $19 / quarter
Pretax Income	-$176	-$51	-$28	$3	
Efficiency Ratio	159%	95%	114%	90%	
Deferred Tax Asset Allowance	$71	$116	$132	$131	~ $130

Restructuring is expected to be fully implemented by 9/30/2015

Statewide NJ Presence*

Company Overview

- NJ's 4th largest commercial bank
- Headquarters: Mount Laurel, NJ
- 41 Branch Locations
- Assets: $2.38 billion
- Deposits: $1.88 billion
- Net Loans HFI: $1.56 billion
- Fee-Based Businesses:
  - Cash Management
  - Mutual Funds & Annuities
  - Deposit Fees
- Equity: $253 million
- Market Cap: $388 million *(as of 7/23/2015)*
- Significant institutional ownership by WL Ross (22.9%), Siguler Guff (9.1%), EJF Capital (5.5%) and FJ Capital (5.5%)
- 20 Branches will have been closed, sold or consolidated in 2014 & 2015 bringing the branch total to 31 locations


SUN LOCATIONS
NEW YORK
PENNSYLVANIA
NEW JERSEY
Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
Union
Hunterdon
Somerset
Middlesex
Bucks
Montgomery
Philadelphia
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Corporate Headquarters – 1
Main Banking Office – 1
Community Banking Center – 39
Commercial Lending Center – 3
Drive-Up – 1
TOTAL Locations – 45

** Numbers, Branch Locations & Map as of 6/30/2015*
*** NJ Market Statistics as of 6/30/2014 - Source: SNL Financial*

Excellent Demographics Support Organic Growth

- New Jersey's affluence and population density make it one of the nation's most demographically-attractive states



Top 10 States – Population Density [1]
NJ
RI
MA
CT
MD
DE
NY
FL
PA
OH
0
500
1000



Top 10 States – HH Income
DC
MD
NJ
CT
VA
MA
AK
NH
NY
HI
$80,000
$90,000
$100,000

*NJ Market Statistics***

County	Market Deposits per square mile ($000)
Salem	2,678
Cape May	10,369
Mercer	60,469
Middlesex	92,400
Essex	185,465
Hudson	605,508

[1] *Based on US Census Bureau Estimates for July 1, 2011*
Source: SNL Financial and US Census Bureau

Management

Name	Title	Years of Banking Experience	Years at Sun	Background
Thomas M. O'Brien	President & Chief Executive Officer	37	1+	President and Chief Executive Officer of State Bank of Long Island/State Bancorp, Inc. and Atlantic Bank of New York, Trustee and Audit Chair of $175B Prudential Insurance Mutual Funds
Thomas R. Brugger	Chief Financial Officer	26	2+	CFO of Customers Bancorp and Treasurer of Sovereign Bancorp, Inc.
Michele Estep	Chief Administrative Officer	24	7+	Progressive senior leadership roles at KeyBank
Albert J. Celini	Chief Risk Officer	26	2+	Regulatory Advisory at Freddie Mac, Chief Risk Officer & CFO at Ally Bank and Senior Financial roles at Citi
Nicos Katsoulis	Chief Lending Officer	29	1+	Principal of Hudson Capital Group, LLC., former Chief Lending Officer at Atlantic Bank of New York, Director and Lending Chair of State Bancorp
Tony Morris	Chief Banking Officer	30	1+	Leadership roles at CIT Bank, State Bank of Long Island, Atlantic Bank of New York, Long Island Savings Bank and National Westminster Bank
Patricia M. Schaubeck	General Counsel	25	1+	EVP, General Counsel and Corporate Secretary of Suffolk Bancorp and General Counsel of State Bancorp
Flaviano Sabater	Chief Auditor	30	1+	Chief Auditor at State Bank of Long Island and Atlantic Bank of New York
Anthony D'Imperio	Chief Credit Officer	30	3+	Director of Special Assets at Sun National Bank and Wilmington Trust Company

Summary of Restructuring (announced 7/3/2014)

Sun Bancorp, Inc.

Reduce branch count from 51 to 31 through sale and consolidation

- Reduce operating expenses and shrink the balance sheet to enhance capital ratios
- Strategically exit slow markets in South Jersey via branch sales; future focus in Central & North Jersey and New York City
- Selling branches avoids large one-time costs from closure and adds gains from the sales

✓ **Accelerate disposition of problem loans to improve efficiency and drive risk lower**

- ✓ Sold $71 million of problem commercial loans in Q2
- ✓ Classified loans fell from $99.1 million at March 31, 2014 to $7.9 million at June 30, 2015
- ✓ Avoid long term workouts and Other Real Estate Owned thus incur minimal workout expenses going forward

✓ **Eliminate non-core business units**

- ✓ Sun Home Loans
- ✓ Specialty Commercial Lending including Asset Based Lending, Healthcare and Syndications
- ✓ Exit consumer lending
- ✓ Eliminate excess costs in the back office supporting present day complexity

✓ **Focus on doing a few things well**

- ✓ C&I / Commercial Real Estate / Multifamily – relationship driven
- ✓ Deposit gathering – Retail & Commercial

✓ **Declared 1 for 5 Reverse Stock Split & Raised Capital**

- ✓ Record date of August 8, 2014; Effective date of August 11, 2014
- ✓ Raised $20 million of capital in Q3 2014 to cover one-time restructuring charge

2015 Priorities

Sun Bancorp, Inc.

- Focus on remediating regulatory issues
- Complete restructuring plan
  - Complete sale of one branch to Cape Bank and consolidate 9 branches in Q3 2015
- Deploy excess liquidity
  - Selectively purchase loans or enter into multifamily participations
  - Enhance loan origination capacity to match and then exceed portfolio runoff
- Launch focused commercial lending strategy (CRE, C&I, selective Multifamily)
- Introduce new relationship based branch strategy (new products, brand and leadership)
- Begin execution of 3 year plan to generate sustained profitability and achieve peer or better profitability metrics
- Drive further cost efficiencies

Deferred Tax Asset

Sun Bancorp, Inc.

- 100% valuation allowance against the gross deferred tax asset ($131 million)
- Equal to more than 50% of tangible book value per share
- Recovery of this asset is contingent upon the bank's success in getting to a sustained level of profitability to demonstrate that NOLs can be utilized
- Potential reduction in the valuation allowance contingent upon a few factors:
  - Achieving 6 to 8 quarters of sustained profitability (no losses)
  - Demonstration of improving profitability over time
  - Profitability metrics such as ROA and ROE are solidly above breakeven
  - Future outlook for profitability is clear with sustained profitability
- GAAP calculation
  - Estimated pretax income for next several years @ effective tax rate (~40%)
  - Flows through income statement as negative tax expense
  - It will take multiple quarters
- Regulatory calculation is the same except you only look out 1 year @ 40%

Valuation


Sun Bancorp, Inc. - Stock Price
Stock Price
Thousands
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Jul 2015


SNBC
SNBC – Market Cap (in millions)
410
390
370
350
330
310
290
270
250
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15

Current Stock Price = $20.82

As of July 23, 2015

Dollars in thousands	6/30/15
Share Count	18,664
Total Shareholders' Equity	252,926
Intangibles	38,188
Tangible Equity	**214,738**
Book Value / Share	13.55
Tangible Book Value / Share	**11.51**
DTA / Share	7.03
TBV with DTA	**18.54**
Deferred Tax Asset Valuation Allowance	131,200

Source: SNL Financial

Balance Sheet

Loan Portfolio Trends & Mix

Deposit Trends & Mix

Income Statement

Non-Interest Income & Non-Interest Expense

Asset Quality & Capital

Balance Sheet

Sun Bancorp, Inc.

Dollars in millions	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2
Cash	356	517	561	401	283
Investments	454	425	410	382	353
Loans HFI	1,828	1,650	1,487	1,463	1,559
Loans HFS	29	7	4	5	7
Other Assets	227	221	253	185	177
Total Assets	**2,895**	**2,820**	**2,715**	**2,436**	**2,379**

Core Deposits	1,747	1,660	1,634	1,532	1,507
CD	526	510	458	428	404
Total Deposits	**2,273**	**2,171**	**2,092**	**1,960**	**1,911**
Borrowings	162	162	162	160	186
Other Liabilities	233	241	216	67	29
Equity	228	247	245	249	253
Total Liabilities & Equity	**2,895**	**2,820**	**2,715**	**2,436**	**2,379**

Lending Mix

Sun Bancorp, Inc.

dollars in millions	Balance Trends 2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2
Commercial and industrial	373	298	242	268	262
CRE owner occupied	366	322	279	260	233
CRE non-owner occupied	556	506	462	447	601
Land and development	69	71	70	69	57
Home Equity & other	194	180	180	168	160
Residential real estate	298	300	280	273	266
TOTAL	**1,856**	**1,676**	**1,513**	**1,484**	**1,579**

Commercial and industrial	20%	18%	16%	18%	17%
CRE owner occupied	20%	19%	18%	17%	15%
CRE non-owner occupied	30%	30%	31%	30%	38%
Land and development	4%	4%	5%	5%	4%
Home Equity & other	10%	11%	12%	11%	10%
Residential real estate	16%	18%	19%	18%	17%
TOTAL	**100%**	**100%**	**100%**	**100%**	**100%**

Lending Mix



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Q2 2014: 373, 366, 556, 69, 194, 298
Q3 2014: 298, 322, 506, 71, 180, 300
Q4 2014: 242, 279, 462, 70, 180, 280
Q1 2015: 268, 260, 447, 69, 168, 273
Q2 2015: 262, 233, 601, 57, 160, 266
Commercial and industrial
CRE owner occupied
CRE non-owner occupied
Land and development
Home Equity & other
Residential real estate

Dollars in millions

Deposit Mix

Sun Bancorp, Inc.

dollars in millions	Balance Trends				
	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2 (1)
Interest-bearing DDA	978	909	862	813	760
Non-interest-bearing DDA	537	520	548	502	512
Savings deposits	232	231	224	217	210
Retail CD	250	228	231	213	203
Jumbo CD	173	179	151	144	126
Brokered CD	104	103	76	71	66
TOTAL	**2,273**	**2,171**	**2,092**	**1,960**	**1,877**

Interest-bearing DDA	43%	42%	41%	41%	40%
Non-interest-bearing DDA	24%	24%	26%	26%	27%
Savings deposits	10%	11%	11%	11%	11%
Retail CD	11%	10%	11%	11%	11%
Jumbo CD	8%	8%	7%	7%	7%
Brokered CD	5%	5%	4%	4%	4%
TOTAL	**100%**	**100%**	**100%**	**100%**	**100%**

(1) excludes deposits held for sale

Deposit Mix

Sun Bancorp, Inc.


2,500
2,000
1,500
1,000
500
0
104
173
250
232
537
978
103
179
228
231
520
909
76
151
231
224
548
862
71
144
213
217
502
813
66
126
203
210
512
760
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2 (1)
2015
Interest-bearing DDA
Non-interest-bearing DDA
Savings deposits
Retail CD
Jumbo CD
Brokered CD
Dollars in millions

Income Statement

Sun Bancorp, Inc.

Dollars in millions	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2014 Year	2015 YTD
Average Earning Assets	**2,746**	**2,662**	**2,571**	**2,390**	**2,230**	**2,696**	**2,310**
Net Interest Margin	3.03%	2.87%	2.67%	2.57%	2.79%	2.92%	2.68%
Avg Earning Assets w/o cash (1)	**2,503**	**2,256**	**2,066**	**1,915**	**1,901**	**2,353**	**1,908**
Adjusted Net Interest Margin (2)	3.32%	3.39%	3.32%	3.21%	3.27%	3.34%	3.24%
Net Interest Income	20.6	18.9	17.0	15.2	15.4	78.0	30.6
Provision for Loan Loss	14.8	0.0	0.0	0.0	-1.2	14.8	-1.2
Non Interest Income	4.0	4.7	4.1	13.1	4.9	17.8	18.0
Non Interest Expense	33.7	24.1	23.7	25.2	18.4	109.4	43.6
Pretax Income (Loss)	**-23.9**	**-0.5**	**-2.5**	**3.1**	**3.1**	**-28.5**	**6.2**
Tax	0.4	0.3	0.3	0.3	0.3	1.3	0.6
Net Income (Loss)	**-24.2**	**-0.8**	**-2.8**	**2.8**	**2.8**	**-29.8**	**5.6**
Diluted Shares	17.4	17.9	18.6	18.6	18.7	17.8	18.7
Diluted EPS	-1.39	-0.05	-0.15	0.15	0.15	-1.67	0.30
ROA	-3.3%	-0.1%	-0.4%	0.4%	0.5%	-1.0%	0.4%
ROE	-38.2%	-1.4%	-4.5%	4.4%	4.5%	-12.0%	4.4%

(1) Earning assets excluding interest bearing deposits held at the Federal Reserve Bank

(2) Net interest income less interest earned on Fed balances divided by earning assets less Fed balances

Non Interest Income & Expenses

Sun Bancorp, Inc.

dollars in millions	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2014 Year	2015 YTD
Deposit service charges & fees	2.5	2.5	2.4	2.0	1.8	9.8	3.9
Interchange fees	0.6	0.6	0.5	0.5	0.6	2.4	1.1
Investment products income	0.7	0.6	0.5	0.6	0.5	2.4	1.1
BOLI Income	0.5	0.5	0.5	0.5	0.5	1.9	1.0
Mortgage banking revenue, net	0.5	0.4	0.0	0.0	0.0	1.6	0.0
Gains (losses) on sales	0.1	0.0	0.0	9.2	1.2	0.1	10.5
Other income	-0.9	0.0	0.2	0.2	0.3	-0.4	0.5
Total non-interest income	**4.0**	**4.7**	**4.1**	**13.1**	**4.9**	**17.7**	**18.0**

dollars in millions	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2014 Year	2015 YTD
Salaries & employee benefits	16.8	11.8	9.4	10.6	9.1	51.8	19.7
Occupancy expense	3.6	3.0	5.4	5.0	3.0	16.2	8.0
Equipment expense	2.4	1.7	1.5	3.5	1.5	7.3	5.0
Data processing expense	1.3	1.3	1.2	1.3	1.3	5.0	2.6
Professional fees	2.4	1.4	1.2	0.8	0.7	6.5	1.5
Insurance expense	1.4	1.4	1.3	1.2	1.1	5.6	2.4
Advertising expense	0.5	0.6	0.4	0.2	0.2	2.1	0.5
Problem loan costs	0.6	0.3	0.5	1.0	0.1	2.0	1.0
Other expense	4.9	2.6	2.7	1.5	1.4	12.9	2.9
Total non-interest expense	**33.7**	**24.1**	**23.7**	**25.2**	**18.4**	**109.4**	**43.6**

Asset Quality & Capital

Dollars in millions	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2
Gross Loans (1)	1,856.1	1,676.4	1,510.1	1,484.2	1,578.9
ALLL	-28.4	-26.5	-23.2	-20.9	-20.3
NPL (1)	13.5	13.6	10.7	5.5	5.9
NPA (1)	15.4	15.2	11.6	5.9	5.9
NPA/Assets (1)	0.5%	0.5%	0.4%	0.2%	0.2%
NPL/Loans (1)	0.8%	0.8%	0.7%	0.4%	0.4%
ALLL/Loans (1)	1.5%	1.6%	1.5%	1.4%	1.3%
ALLL/NPL (1)	211%	196%	217%	383%	347%
Tier 1 Common (Bank)				17.2%	17.5%
Tier 1 Common (Bancorp)				13.4%	13.8%
Tier 1 Leverage (Bank)	9.1%	9.4%	9.7%	10.5%	11.5%
Tier 1 Leverage (Bancorp)	8.6%	9.8%	10.1%	10.3%	11.3%
Total Risk Based (Bank)	14.5%	16.2%	17.4%	18.4%	18.8%
Total Risk Based (Bancorp)	15.0%	17.9%	19.3%	20.4%	20.8%

(1) Includes loans held for investment only (excludes loans held for sale)

Non-GAAP Reconciliation

($ in 000's, except per share data)	6/30/2015
Tangible book value per share :	
Shareholder's Equity	252,926
Less: Intangible assets	38,188
Tangible Equity	**214,738**
Common Stock	18,901
Less: Treasury Stock	237
Total outstanding shares	**18,664**
Tangible book value per share	**11.51**
Deferred tax asset per share :	
Deferred tax asset	131,200
Total outstanding shares	18,664
Deferred tax asset per share	**7.03**

	2011	2012	2013	2014	2015
Efficiency Ratio:					
Non-interest expense	**110,225**	**119,833**	**129,949**	**109,402**	**43,581**
Net interest income	103,528	97,848	89,769	77,951	30,566
Non-interest income	13,468	28,675	31,681	17,763	17,966
Total income	**116,996**	**126,523**	**121,450**	**95,714**	**48,532**
Efficiency ratio	**94%**	**95%**	**107%**	**114%**	**90%**